Exhibit 99.1

News Release

For immediate release:

Contact:	Investors	Media
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2025 Results

SPOKANE, Wash., July 28, 2025 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $7.4 million, or $0.09 per diluted share, on revenues of $275.0 million for the quarter ended June 30, 2025. Net income was $13.7 million, or $0.17 per diluted share, on revenues of $320.7 million for the quarter ended June 30, 2024.

Second Quarter 2025 Highlights

•
Generated Total Adjusted EBITDDA of $52.0 million and Total Adjusted EBITDDA margin of 18.9%
•
Repurchased 1,418,800 shares for $55.9 million, or $39 per share
•
Maintained strong liquidity of $395 million as of June 30, 2025

"Our overall financial results were solid in the second quarter, even amid ongoing economic and trade policy uncertainty,” said Eric Cremers, President and Chief Executive Officer. “This quarter our Timberlands and Real Estate businesses performed well, while our Wood Products segment continued to be impacted by soft demand across lumber markets. We remained focused on our disciplined and opportunistic capital allocation strategy during the quarter, returning meaningful capital to shareholders through the repurchase of $56 million of our common stock, in addition to paying our regular quarterly dividend. Looking ahead, we remain confident in the long-term fundamentals that support demand for our products. With a strong balance sheet, disciplined operations, and a prudent approach to capital deployment, we believe we are well-positioned to deliver long-term value to our shareholders.”

Financial Highlights

($ in millions, except per share data)	Q2 2025	Q1 2025	Q2 2024
Revenues	$275.0	$268.3	$320.7
Net income	$7.4	$25.8	$13.7
Weighted-average shares outstanding, diluted (in thousands)	78,441	79,173	79,741
Net income per diluted share	$0.09	$0.33	$0.17

Adjusted Net Income[1]	$7.4	$26.2	$13.7
Adjusted Net Income Per Diluted Share[1]	$0.09	$0.33	$0.17

Total Adjusted EBITDDA[1]	$52.0	$63.4	$103.2
Total Adjusted EBITDDA Margin[1]	18.9%	23.6%	32.2%
Dividends per share	$0.45	$0.45	$0.45
Net cash from operations	$41.0	$49.1	$100.6
Cash and cash equivalents	$95.3	$147.5	$199.7

1 Adjusted Net Income, Adjusted Net Income Per Diluted Share, Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures. Refer to "Non-GAAP Measures" and Non-GAAP Reconciliations below for more information and reconciliations to GAAP, where applicable.

Business Performance: Q2 2025 vs. Q1 2025

Timberlands

Second Quarter 2025 Highlights

•
Timberlands Adjusted EBITDDA decreased $2.8 million from Q1 2025
•
Northern sawlog prices increased primarily due to higher cedar prices and seasonally lighter logs
•
Southern harvest volumes decreased primarily due to lower stumpage sales
•
Forest management costs increased due to seasonally higher activity

($ in millions)	Q2 2025	Q1 2025	$ Change
Timberlands Revenues	$101.7	$102.5	$(0.8)

Timberlands Adjusted EBITDDA[1]	$39.6	$42.4	$(2.8)

1 Refer to Segment Information below for additional information.

Wood Products

Second Quarter 2025 Highlights

•
Wood Products Adjusted EBITDDA decreased $10.0 million from Q1 2025
•
Average lumber price decreased 1% to $450 per thousand board feet (MBF) in Q2 2025
•
Log costs increased primarily due to higher indexed pricing in Idaho
•
Lumber inventory charge was $3.0 million higher compared to Q1 2025
•
Per-unit manufacturing cost unfavorably impacted by $2.8 million from St. Maries equipment upgrade and temporary third-party power supply issue at Waldo

($ in millions)	Q2 2025	Q1 2025	$ Change
Wood Products Revenues	$171.8	$164.6	$7.2

Wood Products Adjusted EBITDDA[1]	$1.7	$11.7	$(10.0)

1 Refer to Segment Information below for additional information.

Real Estate

Second Quarter 2025 Highlights

•
Real Estate Adjusted EBITDDA was flat compared to Q1 2025
•
Sold 7,457 acres of rural land at an average price of $3,108 per acre
•
Sold 18 residential lots at an average price of $102,222 per lot

($ in millions)	Q2 2025	Q1 2025	$ Change
Real Estate Revenues	$29.1	$27.6	$1.5

Real Estate Adjusted EBITDDA[1]	$22.7	$22.7	$—

1 Refer to Segment Information below for additional information.

Non-GAAP Measures

This press release includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (GAAP). Management believes that these non-GAAP measures, when read in conjunction with our GAAP financial statements, provide useful information to investors and other interested parties as described below. The presentation of these non-GAAP financial measures should be considered only as supplemental to, are not intended to be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may not be the same as or comparable to other similarly titled non-GAAP measures presented by other companies due to potential inconsistencies in methods of calculation.

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share are non-GAAP measures that represent GAAP net income (loss) and GAAP net income (loss) per diluted share before certain items, net of tax, that management believes impact the ability to compare the performance of our business, either period-over-period or with other businesses.

Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures that remove the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis and can be used to evaluate the operational performance of assets under management.

We define Total Adjusted EBITDDA Margin as Total Adjusted EBITDDA divided by Revenues.

Reconciliations of Total Adjusted EBITDDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share to their most comparable GAAP measures are set forth in the accompanying “Non-GAAP Reconciliations” at the end of this release.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 29, 2025, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the above website.

A replay of the conference call will be available two hours following the call until August 5, 2025 by calling 1-800-770-2030 for U.S./Canada or 1-609-800-9909 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic Corporation (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) with ownership of 2.1 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to corporate responsibility. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs, expenses and liquidity; disciplined and opportunistic capital allocation strategy; disciplined operations; demand for our products; positioning to deliver shareholder value; and similar matters. Words such as “long-term,” “looking ahead,” “remain,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in the U.S. and international economies and effects on our customers and suppliers, including the impact of tariffs on imports to the U.S. and potential retaliatory increases on exports from the U.S. and uncertainty regarding the timing and scope of such changes; duties and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; our ability to participate in the natural climate solutions and forest carbon sequestration markets, and the development of the market for those products; the successful execution of the company’s strategic plans and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
(in thousands, except per share amounts)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenues	$274,985	$268,260	$320,671	$543,245	$548,798
Costs and expenses:
Cost of goods sold	239,332	220,405	282,473	459,737	494,633
Selling, general and administrative expenses	21,807	19,855	20,752	41,662	41,479
Environmental charge	—	490	—	490	—
	261,139	240,750	303,225	501,889	536,112
Operating income	13,846	27,510	17,446	41,356	12,686
Interest expense, net	(10,412)	(1,492)	(8,696)	(11,904)	(8,414)
Non-operating pension and other postretirement employee benefits	(351)	(351)	201	(702)	402
Other	741	(206)	(23)	535	(168)
Income before income taxes	3,824	25,461	8,928	29,285	4,506
Income taxes	3,530	344	4,750	3,874	8,867
Net income	$7,354	$25,805	$13,678	$33,159	$13,373

Net income per share:
Basic	$0.09	$0.33	$0.17	$0.42	$0.17
Diluted	$0.09	$0.33	$0.17	$0.42	$0.17
Dividends per share	$0.45	$0.45	$0.45	$0.90	$0.90
Weighted-average shares outstanding:
Basic	78,280	79,000	79,627	78,643	79,656
Diluted	78,441	79,173	79,741	78,781	79,756

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$95,277	$151,551
Customer receivables, net	33,799	23,358
Inventories, net	87,037	82,926
Other current assets	42,741	41,295
Total current assets	258,854	299,130
Property, plant and equipment, net	396,167	408,913
Investment in real estate held for development and sale	53,642	50,809
Timber and timberlands, net	2,320,697	2,357,151
Intangible assets, net	12,971	13,861
Other long-term assets	142,372	175,579
Total assets	$3,184,703	$3,305,443

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$96,569	$95,628
Current portion of long-term debt	127,383	99,552
Current portion of pension and other postretirement employee benefits	5,098	5,098
Total current liabilities	229,050	200,278
Long-term debt	907,786	935,100
Pension and other postretirement employee benefits	75,328	76,272
Deferred tax liabilities, net	16,729	21,123
Other long-term obligations	33,883	35,000
Total liabilities	1,262,776	1,267,773
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 shares authorized, 77,286 and 78,684 shares issued and outstanding	77,286	78,684
Additional paid-in capital	2,321,235	2,315,176
Accumulated deficit	(566,125)	(470,331)
Accumulated other comprehensive income	89,531	114,141
Total stockholders’ equity	1,921,927	2,037,670
Total liabilities and stockholders' equity	$3,184,703	$3,305,443

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,354	$25,805	$13,678	$33,159	$13,373
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	26,751	25,786	29,674	52,537	60,476
Basis of real estate sold	11,481	9,867	56,525	21,348	60,617
Change in deferred taxes	(3,531)	(344)	(4,694)	(3,875)	(8,839)
Pension and other postretirement employee benefits	1,632	1,631	1,145	3,263	2,288
Equity-based compensation expense	3,195	2,759	2,962	5,954	5,522
Amortization related to redesignated forward-starting interest rate swaps	2,841	2,810	2,643	5,651	5,286
Interest received under swaps with other-than-insignificant financing element	(6,950)	(6,986)	(7,509)	(13,936)	(14,967)
Other, net	(725)	1,888	(292)	1,163	26
Change in working capital and operating-related activities, net	4,751	(9,259)	9,256	(4,508)	(3,996)
Real estate development expenditures	(2,778)	(3,326)	(1,587)	(6,104)	(2,722)
Funding of pension and other postretirement employee benefits	(3,022)	(1,580)	(1,221)	(4,602)	(2,135)
Proceeds from insurance recoveries	—	—	—	—	1,680
Net cash from operating activities	40,999	49,051	100,580	90,050	116,609

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(3,636)	(12,114)	(21,608)	(15,750)	(26,603)
Timberlands reforestation and roads	(3,997)	(7,339)	(4,940)	(11,336)	(12,814)
Acquisition of timber and timberlands	(291)	(83)	(43)	(374)	(31,481)
Interest received under swaps with other-than-insignificant financing element	6,544	6,579	6,986	13,123	13,924
Other, net	826	149	245	975	618
Net cash from investing activities	(554)	(12,808)	(19,360)	(13,362)	(56,356)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(34,778)	(35,435)	(35,677)	(70,213)	(71,456)
Repurchase of common stock	(56,108)	(3,922)	(23,905)	(60,030)	(23,905)
Other, net	(1,083)	(1,043)	(1,444)	(2,126)	(2,236)
Net cash from financing activities	(91,969)	(40,400)	(61,026)	(132,369)	(97,597)
Change in cash, cash equivalents and restricted cash	(51,524)	(4,157)	20,194	(55,681)	(37,344)
Cash, cash equivalents and restricted cash, beginning	147,568	151,725	180,150	151,725	237,688
Cash, cash equivalents and restricted cash, ending[1]	$96,044	$147,568	$200,344	$96,044	$200,344

[1]

Includes $0.8 million, $0.1 million, and $0.7 at June 30, 2025, March 31, 2025, and June 30, 2024, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands)	2025	2025	2024	2025	2024
Revenues
Timberlands	$101,664	$102,451	$98,802	$204,115	$191,752
Wood Products	171,819	164,645	153,579	336,464	302,177
Real Estate	29,096	27,591	95,732	56,687	106,839
	302,579	294,687	348,113	597,266	600,768
Intersegment Timberlands revenues	(27,594)	(26,427)	(27,442)	(54,021)	(51,970)
Consolidated revenues	$274,985	$268,260	$320,671	$543,245	$548,798

Adjusted EBITDDA[1]
Timberlands	$39,566	$42,370	$34,124	$81,937	$68,872
Wood Products	1,723	11,640	(6,805)	13,363	(6,944)
Real Estate	22,720	22,757	89,568	45,476	95,796
Corporate	(13,164)	(12,148)	(11,756)	(25,313)	(24,421)
Eliminations and adjustments	1,180	(1,252)	(1,958)	(71)	(408)
Total Adjusted EBITDDA	52,025	63,367	103,173	115,392	132,895
Interest expense, net[2]	(10,412)	(1,492)	(8,696)	(11,904)	(8,414)
Depreciation, depletion and amortization	(26,370)	(25,404)	(29,268)	(51,774)	(59,663)
Basis of real estate sold	(11,481)	(9,867)	(56,525)	(21,348)	(60,617)
Environmental charge	—	(490)	—	(490)	—
Non-operating pension and other postretirement employee benefits	(351)	(351)	201	(702)	402
Gain (loss) on disposal of assets	(328)	(96)	66	(424)	71
Other	741	(206)	(23)	535	(168)
Income before income taxes	$3,824	$25,461	$8,928	$29,285	$4,506

Depreciation, depletion and amortization
Timberlands	$15,499	$15,506	$16,790	$31,005	$34,415
Wood Products	10,495	9,553	12,227	20,048	24,743
Real Estate	159	141	136	300	274
Corporate	217	204	115	421	231
	26,370	25,404	29,268	51,774	59,663
Bond discounts and deferred loan fees[2]	381	382	406	763	813
Total depreciation, depletion and amortization	$26,751	$25,786	$29,674	$52,537	$60,476

Basis of real estate sold
Real Estate	$11,486	$9,868	$56,528	$21,354	$60,622
Eliminations and adjustments	(5)	(1)	(3)	(6)	(5)
Total basis of real estate sold	$11,481	$9,867	$56,525	$21,348	$60,617

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA in Non-GAAP Reconciliations.
[2]

Bond discounts, deferred loan fees, non-cash amortization related to redesignated forward swaps, and interest income are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Non-GAAP Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amounts)	2025	2025	2024	2025	2024
Total Adjusted EBITDDA[1]
Net income (GAAP)	$7,354	$25,805	$13,678	$33,159	$13,373
Interest expense, net	10,412	1,492	8,696	11,904	8,414
Income taxes	(3,530)	(344)	(4,750)	(3,874)	(8,867)
Depreciation, depletion and amortization	26,370	25,404	29,268	51,774	59,663
Basis of real estate sold	11,481	9,867	56,525	21,348	60,617
Environmental charge	—	490	—	490	—
Non-operating pension and other postretirement employee benefits	351	351	(201)	702	(402)
Loss (gain) on disposal of assets	328	96	(66)	424	(71)
Other	(741)	206	23	(535)	168
Total Adjusted EBITDDA	$52,025	$63,367	$103,173	$115,392	$132,895

Adjusted Net Income[1]
Net income (GAAP)	$7,354	$25,805	$13,678	$33,159	$13,373
Special items after tax:
Environmental charge	—	368	—	368	—
Adjusted Net Income	$7,354	$26,173	$13,678	$33,527	$13,373

Adjusted Net Income Per Diluted Share[1]	$0.09	$0.33	$0.17	$0.42	$0.17

[1]	See "Non-GAAP Measures" for further details on management's use of these measures.